UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 16, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
     On October 16, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in Residences on McGinnis Ferry Apartments (“Residences on McGinnis Ferry”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2014, to provide the required financial information related to the acquisition of Residences on McGinnis Ferry.
This Current Report on Form 8-K/A hereby amends the Company’s Current Report on Form 8-K relating to the acquisition of Residences on McGinnis Ferry, filed with the SEC on October 22, 2014.
(a)     Financial Statements of Real Estate Acquired.

Residences on McGinnis Ferry

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-3
(b)     Pro Forma Financial Information.

Steadfast Apartment REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of September 30, 2014	F-6
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2014	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-12

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Residences on McGinnis Ferry Apartments (“Residences on McGinnis Ferry”) for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Residences on McGinnis Ferry as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Residences on McGinnis Ferry’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
December 19, 2014

RESIDENCES ON MCGINNIS FERRY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$6,142,530	$7,806,728
Tenant reimbursements and other	927,073	1,225,568
Total revenues	7,069,603	9,032,296

Expenses:
Operating, maintenance, and management	2,034,602	2,622,647
Real estate taxes and insurance	862,700	1,033,152
General and administrative expenses	14,411	18,496
Total expenses	2,911,713	3,674,295
Revenues over certain operating expenses	$4,157,890	$5,358,001
See accompanying notes to statements of revenues over certain operating expenses.

RESIDENCES ON MCGINNIS FERRY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2014 (unaudited)
and the Year Ended December 31, 2013
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On October 16, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Suwanee, Georgia, commonly known as the Residences on McGinnis Ferry Apartments (“Residences on McGinnis Ferry”) for an aggregate purchase price of $98,500,000, exclusive of closing costs. The Company financed the payment of the purchase price for Residences on McGinnis Ferry with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $73,660,600.
Residences on McGinnis Ferry was constructed in two phases in 1998 and 2002 and is composed of 40 residential buildings. Residences on McGinnis Ferry contains 696 apartments consisting of 208 one-bedroom apartments, 372 two-bedroom apartments and 116 three-bedroom apartments. The apartments range in size from 655 to 1,584 square feet and average 1,217 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Residences on McGinnis Ferry is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Residences on McGinnis Ferry. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Residences on McGinnis Ferry.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Residences on McGinnis Ferry was acquired from an unaffiliated party; and (2) based on due diligence of Residences on McGinnis Ferry conducted by the Company, management is not aware of any material factors relating to Residences on McGinnis Ferry that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

RESIDENCES ON MCGINNIS FERRY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2014 (unaudited)
and the Year Ended December 31, 2013

3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Residences on McGinnis Ferry leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Residences on McGinnis Ferry may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Residences on McGinnis Ferry that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Residences on McGinnis Ferry could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on December 19, 2014.

STEADFAST APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission (“SEC”) on March 21, 2014, and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014, which was filed with the SEC on November 13, 2014. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Villages at Spring Hill Apartments (“Spring Hill”), the Harrison Place Apartments (“Harrison Place”), the Club at Summer Valley Apartments (“Club at Summer Valley”) and the Terrace Cove Apartments (“Terrace Cove”), which have been included in the Company’s prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of Residences on McGinnis Ferry, which are included herein.
The following unaudited pro forma balance sheet as of September 30, 2014 has been prepared to give effect to the acquisition of Residences on McGinnis Ferry, which occurred on October 16, 2014, as if such acquisition occurred on September 30, 2014. Spring Hill, Harrison Place, Club at Summer Valley and Terrace Cove were acquired on May 22, 2014, June 30, 2014, August 28, 2014 and August 28, 2014, respectively, and are recorded in the Company’s historical balance sheet as of September 30, 2014.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisitions of Spring Hill, Harrison Place, Club at Summer Valley, Terrace Cove and Residences on McGinnis Ferry (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2013. The audited statements of revenues over certain operating expenses of Spring Hill and Harrison Place have been previously filed on Form 8-K/A with the SEC on August 8, 2014. The audited statements of revenues over certain operating expenses of Club at Summer Valley and Terrace Cove have been previously filed on Form 8-K/A with the SEC on November 12, 2014.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	Pro Forma Adjustments
		Residences on McGinnis Ferry (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$14,537,515	$8,682,823		$—	$23,220,338
Building and improvements	70,320,135	87,673,292		—	157,993,427
Tenant origination and absorption costs	2,314,230	2,143,885		—	4,458,115
Total real estate, cost	87,171,880	98,500,000		—	185,671,880
Less accumulated depreciation and amortization	(1,354,372)	—		—	(1,354,372)
Total real estate, net	85,817,508	98,500,000		—	184,317,508
Cash and cash equivalents	20,258,072	(25,093,984)		8,500,252	3,664,340
Restricted cash	1,067,730	763,169		—	1,830,899
Rents and other receivables	461,983	—		—	461,983
Deferred financing costs and other assets, net	3,526,090	735,371		—	4,261,461
Total assets	$111,131,383	$74,904,556		$8,500,252	$194,536,191

Liabilities:
Accounts payable and accrued liabilities	$1,870,005	$1,640,514		$—	$3,510,519
Mortgage notes payable	60,970,000	73,660,600		—	134,630,600
Distributions payable	271,654	—		—	271,654
Due to affiliates	593,502	1,799,733	(d)	—	2,393,235
Total liabilities	63,705,161	77,100,847		—	140,806,008
Commitments and Contingencies
Redeemable common stock	200,556	—		—	200,556
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 4,167,638 shares issued and outstanding and 4,835,644 pro forma shares as of September 30, 2014	41,676	—		6,680	48,356
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of September 30, 2014	10	—		—	10
Additional paid-in capital	52,430,352	—		8,493,572	60,923,924
Cumulative distributions and net losses	(5,246,372)	(2,196,291)	(d)	—	(7,442,663)
Total stockholders’ equity	47,225,666	(2,196,291)		8,500,252	53,529,627
Total liabilities and stockholders’ equity	$111,131,383	$74,904,556		$8,500,252	$194,536,191

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2014

(a)	Historical financial information as of September 30, 2014, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2014.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of Residences on McGinnis Ferry and related cash, other assets and liabilities as if the acquisition had occurred on September 30, 2014. The aggregate purchase price of Residences on McGinnis Ferry, exclusive of closing and other acquisition costs, was approximately $98.5 million, and was funded with proceeds from the Company’s initial public offering and with financing in the amount of approximately $73.7 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(c)
The pro forma adjustments assume the actual net proceeds raised in the Company’s initial public offering during the period from October 1, 2014 through October 16, 2014 were raised as of September 30, 2014.

(d)
Represents the acquisition related fees and expenses incurred in connection with the acquisition of Residences on McGinnis Ferry, including loan coordination fees incurred in connection with obtaining mortgage debt on such acquired property, not included in the historical results of the Company.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	Spring Hill (b)	Harrison Place (b)	Club at Summer Valley (b)	Terrace Cove (b)	Residences on McGinnis Ferry (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$1,785,964	$399,266	$705,268	$1,194,280	$1,316,211	$6,142,530	$1,744,891	(c)	$13,288,410
Tenant reimbursements and other	146,948	32,760	53,703	111,638	99,865	927,073	140,781	(c)	1,512,768
Total revenues	1,932,912	432,026	758,971	1,305,918	1,416,076	7,069,603	1,885,672		14,801,178
Expenses:
Operating, maintenance and management	498,382	150,710	232,125	439,188	483,869	2,034,602	174,817	(d)	4,013,693
Real estate taxes and insurance	304,649	44,012	138,771	200,571	216,192	862,700	909,500	(e)	2,676,395
Fees to affiliates	1,713,203	—	—	—	—	—	(518,026)	(f)	1,195,177
Depreciation and amortization	1,354,372	—	—	—	—	—	4,012,265	(g)	5,366,637
Interest expense	405,468	—	—	—	—	—	1,871,566	(h)	2,277,034
General and administrative expenses	1,075,227	2,466	3,375	1,952	1,611	14,411	—		1,099,042
Acquisition costs	940,535	—	—	—	—	—	(801,012)	(i)	139,523
Total expenses	6,291,836	197,188	374,271	641,711	701,672	2,911,713	5,649,110		16,767,501
Net (loss) income	$(4,358,924)	$234,838	$384,700	$664,207	$714,404	$4,157,890	$(3,763,438)		$(1,966,323)
Net loss per common share – basic and diluted	$(3.56)								$(0.41)
Weighted-average number of common shares outstanding, basic and diluted	1,224,298								4,835,644	(j)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

(a)	Historical financial information for the nine months ended September 30, 2014 derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014.

(b)	Represents the historical operations of the Portfolio Properties under the previous owners as reported in the Statements of Revenues Over Certain Operating Expenses.

(c)
Represents additional revenues (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) for the nine months ended September 30, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Rental Income For the Nine Months Ended September 30, 2014	Tenant Reimbursement and Other For the Nine Months Ended September 30, 2014
Spring Hill	$230,687	$18,928
Harrison Place	705,268	53,703
Club at Summer Valley	384,824	35,972
Terrace Cove	424,112	32,178
Residences on McGinnis Ferry	—	—
	$1,744,891	$140,781

(d)
Represents additional operating and maintenance expenses (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) and the exclusion of property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties, as follows:

Portfolio Properties	Operating and Maintenance Expenses For the Nine Months Ended September 30, 2014	Property Management Fees For the Nine Months Ended September 30, 2014	Total
Spring Hill	$75,755	$(19,595)	$56,160
Harrison Place	203,639	(30,724)	172,915
Club at Summer Valley	130,448	(39,001)	91,447
Terrace Cove	143,960	(42,229)	101,731
Residences on McGinnis Ferry	—	(247,436)	(247,436)
	$553,802	$(378,985)	$174,817

(e)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) for the nine months ended September 30, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Real Estate Taxes and Insurance For the Nine Months Ended September 30, 2014
Spring Hill	$38,398
Harrison Place	181,267
Club at Summer Valley	163,470
Terrace Cove	181,992
Residences on McGinnis Ferry	344,373
$909,500

(f)
Represents adjustments made to fees to affiliates for the nine months ended September 30, 2014 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2014 that would be due to affiliates or to exclude fees to affiliates (reflected in the historical statements of operations of the Company) that would not have been due to affiliates for the nine months ended September 30, 2014 had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Company’s external advisor, Steadfast Apartment Advisor, LLC (“Advisor”) being subject to a limitation of 4.5% of the contract purchase price), as set out in the Advisory Agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor, based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company's affiliated property manager based on a range from 2.5% to 3.0% of the monthly gross revenues of the Portfolio Properties, as set out in the Property Management Agreement for each property.

The acquisition fees and loan coordination fees that would not have been payable to the Advisor, investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property managers were:

	For the Nine Months Ended September 30, 2014
Portfolio Properties	Acquisition Fees	Loan Coordination Fees	Investment Management Fees	Property Management Fees	Total
Spring Hill	$(145,167)	$(99,400)	$28,916	$20,449	$(195,202)
Harrison Place	(295,919)	(195,300)	74,720	45,538	(370,961)
Club at Summer Valley	(231,751)	(150,500)	77,372	51,801	(253,078)
Terrace Cove	(254,984)	(164,500)	85,129	56,171	(278,184)
Residences on McGinnis Ferry	—	—	402,659	176,740	579,399
	$(927,821)	$(609,700)	$668,796	$350,699	$(518,026)

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2014, as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Nine Months Ended September 30, 2014
Spring Hill	$187,029
Harrison Place	482,446
Club at Summer Valley	414,776
Terrace Cove	448,654
Residences on McGinnis Ferry	2,479,360
$4,012,265
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2014, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Nine Months Ended September 30, 2014
Spring Hill	$9,940,000	$89,432
Harrison Place	19,530,000	207,678
Club at Summer Valley	15,050,000	227,995
Terrace Cove	16,450,000	249,307
Residences on McGinnis Ferry	73,660,600	1,097,154
	$134,630,600	$1,871,566

(i)
Represents actual acquisition costs incurred by the Company and reflected in the historical statement of operations for the nine months ended September 30, 2014 that would not have been incurred during this period if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Acquisition Costs For the Nine Months Ended September 30, 2014
Spring Hill	$(226,670)
Harrison Place	(189,862)
Club at Summer Valley	(189,711)
Terrace Cove	(194,769)
Residences on McGinnis Ferry	—
$(801,012)

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of October 16, 2014. The adjustment assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

	Steadfast Apartment REIT, Inc. Historical (a)	Spring Hill (b)	Harrison Place (b)	Club at Summer Valley (b)	Terrace Cove (b)	Residences on McGinnis Ferry (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$—	$1,582,389	$2,818,939	$2,311,558	$2,541,252	$7,806,728	$—		$17,060,866
Tenant reimbursements and other	—	120,779	255,765	217,136	206,661	1,225,568	—		2,025,909
Total revenues	—	1,703,168	3,074,704	2,528,694	2,747,913	9,032,296	—		19,086,775
Expenses:
Operating, maintenance and management	—	791,493	1,011,043	876,658	961,996	2,622,647	(674,437)	(c)	5,589,400
Real estate taxes and insurance	—	157,210	532,250	385,460	413,023	1,033,152	1,090,287	(d)	3,611,382
Fees to affiliates	—	—	—	—	—	—	4,870,123	(e)	4,870,123
Depreciation and amortization	—	—	—	—	—	—	10,509,004	(f)	10,509,004
Interest expense	—	—	—	—	—	—	2,851,157	(g)	2,851,157
General and administrative expenses	86,644	8,696	13,657	4,999	3,286	18,496	—		135,778
Acquisition costs	—	—	—	—	—	—	937,392	(h)	937,392
Total expenses	86,644	957,399	1,556,950	1,267,117	1,378,305	3,674,295	19,583,526		28,504,236
Net (loss) income	$(86,644)	$745,769	$1,517,754	$1,261,577	$1,369,608	$5,358,001	$(19,583,526)		$(9,417,461)
Net loss per common share – basic and diluted	$(7.06)								$(1.95)
Weighted-average number of common shares outstanding, basic and diluted	12,273								4,835,644	(i)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(b)	Represents the historical operations of the Portfolio Properties under the previous owners as reported in the Statements of Revenues Over Certain Operating Expenses.

(c)
Represents the exclusion of the following property management fees recorded in the historical operations of the previous owners of the Portfolio Properties that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2013
Spring Hill	$(79,046)
Harrison Place	(122,314)
Club at Summer Valley	(75,255)
Terrace Cove	(81,692)
Residences on McGinnis Ferry	(316,130)
$(674,437)

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties) for the year ended December 31, 2013, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Real Estate Taxes and Insurance For the Year Ended December 31, 2013
Spring Hill	$51,717
Harrison Place	107,828
Club at Summer Valley	165,191
Terrace Cove	189,272
Residences on McGinnis Ferry	576,279
$1,090,287

(e)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 4.5% of the contract purchase price), as set out in the Advisory Agreement.

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company's affiliated property manager based on a range from 2.5% to 3.0% of the monthly gross revenues of the Portfolio Properties, as set out in the Property Management Agreement for each property.

The acquisition fees, loan coordination fees, and investment management fees that would be due to the Advisor and the property management fees that would be due to the affiliated property managers had the Portfolio Properties been acquired on January 1, 2013 were:

	For the Year Ended December 31, 2013
Portfolio Properties	Acquisition Fees	Loan Coordination Fees	Investment Management Fees	Property Management Fees	Total
Spring Hill	$145,167	$99,400	$73,309	$51,095	$368,971
Harrison Place	295,919	195,300	149,439	92,241	732,899
Club at Summer Valley	231,751	150,500	117,034	75,861	575,146
Terrace Cove	254,984	164,500	128,767	82,437	630,688
Residences on McGinnis Ferry	1,063,127	736,606	536,879	225,807	2,562,419
	$1,990,948	$1,346,306	$1,005,428	$527,441	$4,870,123

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Year Ended December 31, 2013
Spring Hill	$893,778
Harrison Place	1,452,647
Club at Summer Valley	1,291,171
Terrace Cove	1,421,710
Residences on McGinnis Ferry	5,449,698
$10,509,004
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Year Ended December 31, 2013
Spring Hill	$9,940,000	$244,595
Harrison Place	19,530,000	421,094
Club at Summer Valley	15,050,000	345,862
Terrace Cove	16,450,000	378,035
Residences on McGinnis Ferry	73,660,600	1,461,571
	$134,630,600	$2,851,157

(h)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, to include those amounts incurred by the Company that were attributable to the Portfolio Properties, as if the assets had been acquired on January 1, 2013.

Portfolio Properties	Acquisition Costs For the Year Ended December 31, 2013
Spring Hill	$226,670
Harrison Place	189,862
Club at Summer Valley	189,711
Terrace Cove	194,769
Residences on McGinnis Ferry	136,380
$937,392

(i)
Represents the actual number of shares of the Company’s common stock outstanding as of October 16, 2014. The adjustment assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	December 19, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer